INCOME TAX (Schedule of Deferred Tax Assets) (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating losses	$ 3,045,692	$ 1,956,406
Accrued expenses	253,576	167,880
Stock options	251,798
Tax credit carryforwards	413,691	120,700
Depreciation and amortization	(30,668)	(137,528)
Other	135	5,842
Capitalized R&D	2,386,507	1,371,494
Total gross deferred tax assets	6,320,730	3,484,794
Valuation allowance	(6,320,730)	(3,484,794)
Total deferred tax assets